UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2018 (November 29, 2018)

Professional Diversity Network, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35824	80-0900177
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 W. Adams Street, Sixth Floor, Chicago, Illinois	60607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 614-0950

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 29, 2018, Ciro E. Adams, CPA, LLC (“CEA”) was appointed as the new independent registered public accounting firm for Professional Diversity Network, Inc. (the “Company”). The decision to appoint CEA was approved by the Audit Committee of the Company’s Board of Directors. Prior to engaging CEA on November 29, 2018, the Company has not consulted CEA regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with CEA regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of CEA, on November 29, 2018, Marcum LLP (“Marcum”) was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from Marcum to CEA was approved by the Audit Committee of the Company’s Board of Directors.

The report of Marcum on the consolidated financial statements of the Company as of and for the years ended December 31, 2017 and December 31, 2016 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s years ended December 31, 2017 and 2016, and through November 29, 2018, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements.

During the Company’s years ended December 31, 2017 and 2016, and through November 29, 2018, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K other than the Company’s material weaknesses in its internal control over financial reporting related to deficiencies in controls over:

(1)	the application of complex accounting principles,
(2)	timely and complete financial statement reviews and procedures to ensure all required disclosures are made in its financial statements
(3)	contract administration for service revenue arrangements in China.

The Company provided Marcum with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that Marcum furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16 hereto is a copy of Marcum ’s letter to the SEC, dated November 29, 2018.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16	Letter from Marcum LLP to the Securities and Exchange Commission dated November 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2018	PROFESSIONAL DIVERSITY NETWORK, INC.

	By:	/s/ Jiangping (Gary) Xiao
Jiangping (Gary) Xiao
Chief Financial Officer